Exhibit 10.8

Lock-up Agreement

August 4, 2022

To the Addressees on attached Exhibit A:

Ladies and Gentlemen:

The undersigned understands that Meten Holding Group Ltd., a Cayman Islands company (the “Company”), intends to enter into Securities Purchase Agreements (the “SPAs”) with each purchaser (each, an “Investor”, and collectively “Investors”) identified on the signature page of the SPAs, providing for the registered direct offering (the “Public Offering”) and private placement (the “Private Placement” and together with the Public Offering, the “Transaction”) of ordinary shares of the Company (“Shares”) and warrants and pre-funded warrants (together, “Warrants”) to purchase Shares, and in connection therewith, to enter into a registration rights agreement with the Investors.

To induce the Company to continue its efforts in connection with the Transaction, the undersigned hereby agrees that, without the prior written consent of the Investors, the undersigned will not, during the period commencing on the date hereof and ending one hundred twenty (120) days after the Effective Date (as defined in the SPAs) (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any Shares or any securities convertible into or exercisable or exchangeable for the Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”); (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities; or (4) publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any Lock-Up Securities.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of the Investors in connection with (a) transactions relating to Lock-Up Securities acquired in open market transactions after the completion of the Transaction provided that no filing under Section 13 or Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other public announcement shall be required or shall be voluntarily made in connection with subsequent sales of Lock-Up Securities acquired in such open market transactions; (b) transfers of Lock-Up Securities as a bona fide gift, by will or intestacy or to a family member or trust for the benefit of the undersigned (for purposes of this lockup agreement, “family member” means any relationship by blood, marriage or adoption, not more remote than first cousin); (c) transfers of Lock-Up Securities to a charity or educational institution; (d) if the undersigned is a corporation, partnership, limited liability company or other business entity, (i) any transfers of Lock-Up Securities to another corporation, partnership or other business entity that controls, is controlled by or is under common control with the undersigned or (ii) distributions of Lock-Up Securities to members, partners, stockholders, subsidiaries or affiliates (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned as of the date of this Agreement; (e) if the undersigned is a trust, to a trustee or beneficiary of the trust provided that in the case of any transfer pursuant to the foregoing clauses (b), (c) (d) or (e), (i) any such transfer shall not involve a disposition for value, (ii) each transferee shall sign and deliver to the Investors a lock-up agreement substantially in the form of this lock-up agreement and (iii) no filing under Section 13 or Section 16(a) of the Exchange Act or other public announcement shall be required or shall be voluntarily made during the Lock-Up Period; (f) the receipt by the undersigned from the Company of Shares upon the vesting of restricted stock awards or stock units or upon the exercise of options to purchase the Shares issued under an equity incentive plan of the Company or an employment arrangement (the “Plan Shares”) or the transfer or withholding of Shares or any securities convertible into Shares to the Company upon a vesting event of the Company’s securities or upon the exercise of options to purchase the Company’s securities, in each case on a “cashless” or “net exercise” basis or to cover tax obligations of the undersigned in connection with such vesting or exercise provided that if the undersigned is required to file a report under Section 13 or Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of Shares during the Lock-Up Period, the undersigned shall include a statement in such schedule or report to the effect that the purpose of such transfer was to cover tax withholding obligations of the undersigned in connection with such vesting or exercise and, provided further that the Plan Shares shall be subject to the terms of this lock-up agreement; (g) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Lock-Up Securities provided that (i) such plan does not provide for the transfer of Lock-Up Securities during the Lock-Up Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan, such public announcement or filing shall include a statement to the effect that no transfer of Lock-Up Securities may be made under such plan during the Lock-Up Period; (h) the transfer of Lock-Up Securities that occurs by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement, provided that the transferee agrees to sign and deliver a lock-up agreement substantially in the form of this lock-up agreement for the balance of the Lock-Up Period, and provided further that any filing under Section 13 or Section 16(a) of the Exchange Act that is required to be made during the Lock-Up Period as a result of such transfer shall include a statement that such transfer has occurred by operation of law; and provided further that competent legal counsel for the Company shall have first advised that such transfer is a mandatory and not voluntary transfer; and (i) the transfer of Lock- Up Securities pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of the Shares involving a change of control (as defined below) of the Company after the closing of the Transaction and approved by the Company’s board of directors; provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Lock-Up Securities owned by the undersigned shall remain subject to the restrictions contained in this lock-up agreement. For purposes of clause (i) above, “change of control” shall mean the consummation of any bona fide third party tender offer, merger, amalgamation, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d- 5 of the Exchange Act) of a majority of total voting power of the voting stock of the Company. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Lock-Up Securities except in compliance with this lock-up agreement.

If the undersigned is an officer or director of the Company, (i) the undersigned agrees that the foregoing restrictions shall be equally applicable to any issuer-directed or “friends and family” securities that the undersigned may purchase in the Transaction; (ii) the Investors agree that, at least three (3) business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Lock-Up Securities, the Investors will notify the Company of the impending release or waiver; and (iii) the Company has agreed in the SPAs to announce the impending release or waiver by press release through a major news service at least two (2) business days before the effective date of the release or waiver. Any release or waiver granted by the Investors to any such officer or director shall only be effective two (2) business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer of Lock-Up Securities not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this lock-up agreement to the extent and for the duration that such terms remain in effect at the time of such transfer.

The undersigned understands that the Company and the Investors are relying upon this lock-up agreement in proceeding toward consummation of the Transaction. The undersigned further understands that this lock-up agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representative, successors and assigns. This Lock-Up Agreement is intended for the benefit of the addressees hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

The undersigned understands that, if the SPAs are not executed by August 8, 2022 or if the SPAs (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, then this lock-up agreement shall be void and of no further force or effect.

Whether or not the Transaction actually occurs depends on a number of factors, including market conditions. Any Transaction will only be made pursuant to the Securities Purchase Agreements, the terms of which are subject to negotiation between the Company and the Investors.

[Signature Page Follows]

Very truly yours,

(Signature)

Address:

Email:

Date:

Exhibit A

Meten Holding Group Ltd.

c/o 3rd Floor, Tower A

Tagen Knowledge & Innovation Center

2nd Shenyun West Road, Nanshan District

Shenzhen, Guangdong Province 518000

People’s Republic of China